UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-26844 (Commission File Number)	93-0945232 (IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon (Address of Principal Executive Offices)	97124 (Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 24, 2005, the Board of Directors of RadiSys Corporation voted to elect Lorene K. Steffes to serve as a director of the Company with a term expiring at the Company’s 2005 annual meeting of shareholders. Ms. Steffes is an independent business advisor and currently a director on the board of PNC Financial Services Corporation and PNC Bank, N.A. Ms. Steffes will not serve on any committees of the Board of Directors of the Company before new committee assignments are determined in connection with the Company’s 2005 annual meeting of shareholders.

     A copy of the press release announcing the election of Ms. Steffes to the RadiSys Corporation Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release, dated January 25, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION an Oregon corporation
Date: January 27, 2005	By:	/s/ Julia Harper
		Name:	Julia Harper
		Title:	Chief Financial Officer, Vice President Finance
and Administration, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated January 25, 2005